Exhibit 99.1

Greenlane Shareholders Vote to Approve Merger with KushCo

More Than 99% of Votes Cast Voted “FOR” Approval of Proposed Merger

BOCA RATON, Fla., August 26, 2021 – Greenlane Holdings, Inc. (“Greenlane”) (Nasdaq: GNLN), a global house of brands and one of the largest sellers of premium cannabis accessories, child-resistant packaging, and specialty vaporization products, today announced that its stockholders have approved the proposed merger (the “Transaction”) with KushCo Holdings, Inc. (“KushCo”) (OTCQX: KSHB), a premier provider of ancillary products and services to the legal cannabis and CBD industries.

Over 99% of the votes cast on the merger proposal were voted in favor of the Transaction. Furthermore, each other proposal submitted to stockholders at Greenlane’s annual meeting of stockholders was approved by the requisite vote. The Company expects to file with the Securities and Exchange Commission a Form 8-K disclosing the final voting results.

Pursuant to the terms of the merger agreement, KushCo will become a wholly owned subsidiary of Greenlane in an all-stock, tax-free business combination. Under the terms of the merger agreement, KushCo’s stockholders will receive shares of Greenlane Class A common stock based on the final exchange ratio to be determined as of the closing date in accordance with the terms of the merger agreement.

About Greenlane Holdings, Inc.

Greenlane Holdings, Inc. (NASDAQ: GNLN) is a global house of brands and one of the largest sellers of premium cannabis accessories, child-resistant packaging, and specialty vaporization products to smoke shops, dispensaries, and specialty retail stores, as well as direct to consumer through its online e-commerce platforms, Vapor.com, Higherstandards.com, Aerospaced.com, Harringglass.com, Eycemolds.com, Canada.Vapor.com, Azarius.net, Vaposhop.com, and recently-acquired Puffitup.com. Founded in 2005, Greenlane serves more than 7,000 retail locations and has over 250 employees with operations in United States, Canada, and Europe. With a strong global footprint, Greenlane has been the partner of choice for many of the industry’s leading brands, who chose to leverage its strong distribution platform, unparalleled customer service, and highly efficient operations and logistics to accelerate their growth. Greenlane’s curated portfolio of owned brands includes EYCE, packaging innovator Pollen Gear™, VIBES™ rolling papers, Marley Natural™ Accessories; K.Haring Glass Collection, Aerospaced grinders, and Higher Standards which offers both an upscale product line as well as an innovative retail experiences with flagship stores located in Chelsea Market, New York and Malibu, California.

For additional information, please visit: www.gnln.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Greenlane and KushCo operate and beliefs of, and assumptions made by, Greenlane management and KushCo management and involve uncertainties that could significantly affect the financial results of Greenlane, KushCo or the combined company following the proposed transaction between Greenlane and KushCo (the “Combined Company”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Greenlane and KushCo, including future financial and operating results, and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Greenlane and KushCo expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Greenlane and KushCo believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Greenlane and KushCo can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, including the risk that one of the necessary proposals is not approved by the required vote, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on Greenlane’s or KushCo’s business relationships with, third-party suppliers and service suppliers and businesses generally; each of Greenlane’s and KushCo’s success, or the success of the Combined Company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of Greenlane, KushCo or the Combined Company or their respective businesses; the nature and extent of future competition; each of Greenlane’s and KushCo’s ability, or the ability of the Combined Company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to Greenlane, KushCo and the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against Greenlane, KushCo or others relating to the merger agreement, that may affect Greenlane, KushCo or the Combined Company; risks associated with acquisitions, including the integration of Greenlane’s and KushCo’s businesses; and those additional risk factors of Greenlane, KushCo and the Combined Company discussed in the Form S-4. Should one or more of the risks or uncertainties described above or in the Form S-4, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Greenlane, KushCo or persons acting on their behalf may issue. Neither Greenlane nor KushCo undertakes any duty to update any forward-looking statements appearing in this communication.

Greenlane Investor Contact:

Rob Kelly

Investor Relations, MATTIO Communications

1-416-992-4539

Greenlane@mattio.com

Greenlane Media Contact:

MATTIO Communications

Greenlane@mattio.com

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